UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7066

Salomon Brothers Emerging Markets Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 725-6666

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2006

ITEM 1.            REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Salomon Brothers
Emerging Markets
Income Fund Inc.

ANNUAL REPORT

AUGUST 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers
Emerging Markets
Income Fund Inc.

Annual Report • August 31, 2006

What’s Inside

Fund Objective

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

Letter from the Chairman	I

Fund Overview	1

Fund at a Glance	5

Schedule of Investments	6

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Statement of Cash Flows	14

Financial Highlights	15

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	26

Board Approval of Management and Subadvisory Agreements	27

Additional Information	30

Annual Chief Executive Officer and Chief Financial Officer Certification	33

Dividend Reinvestment and Cash Purchase Plan	34

Important Tax Information	38

“Smith Barney,” “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the reporting period, it did so at an uneven pace. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i growth slipped to 1.7% during the fourth quarter. The economy then rebounded sharply in the first quarter of 2006, with GDP rising 5.6%, its best showing since the third quarter of 2003. However, the economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according to final estimates released by the U.S. Bureau of Economic Analysis. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during most of the reporting period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, in August 2006, the Fed paused from raising rates. In its official statement, the Fed said, “...the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Both short- and long-term yields rose over the reporting period. However, after peaking in late June — with two and 10 year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply on hopes that the Fed would end its tightening cycle. Overall, during the 12 months ended August 31, 2006, two-year Treasury yields increased from 3.84% to 4.79%. Over the same period, 10-year Treasury yields moved from 4.02% to

Salomon Brothers Emerging Markets Income Fund Inc.      I

4.74%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 1.71%.

Given continued strong corporate profits and low default rates, high yield bonds generated positive returns during the reporting period. While there were notable company specific issues, mostly in the automobile industry, they were not enough to drag down the overall high yield market. During the 12-month period ended August 31, 2006, the Citigroup High Yield Market Indexv returned 5.06%.

Despite periods of weakness, emerging markets debt generated strong results over the 12-month period, as the JPMorgan Emerging Markets Bond Index Globalvi returned 9.02%. A strong global economy, solid domestic spending and high-energy prices supported many emerging market countries. We believe this was enough to overcome the negatives associated with rising global interest rates.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

II     Salomon Brothers Emerging Markets Income Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 28, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Salomon Brothers Emerging Markets Income Fund Inc.     III

Fund Overview

Special Shareholder Notices

Following the purchase of substantially all of Citigroup’s asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at a meeting held on June 26, 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA became the investment adviser for the Fund effective August 1, 2006.

Western Asset Management Company (“Western Asset”) became the subadviser for the Fund, under a new sub-advisory agreement between LMPFA and Western Asset, effective August 1, 2006. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser, the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged.

In addition to these advisory changes, effective October 9, 2006, the Fund’s name is Western Asset Emerging Markets Income Fund Inc.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global bond market experienced periods of volatility over the last 12 months, but ultimately generated positive results. The global bond market’s ups and downs were particularly evident in more risky asset classes, such as emerging market debt. For example, in October 2005, March 2006 and May 2006, emerging market debt performed poorly due to heightened risk aversion. This was often tied to the actions of the Federal Reserve Board (“Fed”)i. However, looking at the period as a whole, emerging market debt ultimately generated solid returns.

Performance Review

For the 12 months ended August 31, 2006, the Salomon Brothers Emerging Markets Income Fund Inc. returned 8.74%, based on its net asset value (“NAV”)ii and 5.84% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iii returned 9.02% and its Lipper Emerging Markets Debt Closed-End Funds Category Averageiv increased 9.60% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report      1

During the 12-month period, the Fund made distributions to shareholders totaling $3.2138 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of August 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of August 31, 2006 (unaudited)

Price Per Share	12-Month Total Return

$15.66 (NAV)	8.74%
$15.29 (Market Price)	5.84%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, in additional shares.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the first half of the reporting period, the Fund’s performance was driven predominantly by strong country selection. In particular, an overweight in Argentina and underweights in China and Russia enhanced results. The use of leverage also positively contributed to the Fund’s performance.

During the second half of the reporting period, a modest overweight in Argentina contributed to performance. Argentina’s central bank has been focusing on reserve accumulation and economic growth has been good, helping the country’s debt to outperform the EMBI Global Index. Small overweights to Mexico and Brazil also were positive to performance due to improving fundamentals and rising reserves. In Mexico, these positives were enough to overcome the weakness triggered by the turmoil associated with its July election. Elsewhere, the Fund’s currency exposure was roughly neutral to slightly positive.

What were the leading detractors from performance?

A. During the first half of the period, the Fund’s overweight to Mexico and underweight to Venezuela detracted from performance. In addition, security selection in Brazil and Argentina were negative contributors to results.

During the second half of the reporting period, the Fund’s large overweight in Russia also detracted from results. Russia continued to run a massive trade surplus driven, to a large extent, by high commodity prices. Despite this, Russia lagged the EMBI Global Index slightly in the second half of the reporting period. Elsewhere, the Fund’s durationv

2      Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report

positioning was beneficial for most of the period. However, its short duration detracted from performance in July and August when interest rates declined.

Q. Were there any significant changes to the Fund during the reporting period?

A. Earlier in the period, we decreased the Fund’s exposure to Brazil, Mexico and Russia in favor of BB-rated credits from countries such as Peru and Turkey. We shortened the Fund’s duration to bring it in line with the benchmark.

Looking for Additional Information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XEMDX on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in the Salomon Brothers Emerging Markets Income Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 28, 2006

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report      3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher-rated and domestic investments. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

iv

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended August 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

[v]	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

4      Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report      5

Schedule of Investments (August 31, 2006)

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Face
Amount†		Security	Value

SOVEREIGN BONDS — 82.0%
Argentina — 3.9%
		Republic of Argentina:

500,000	DEM	7.000% due 3/18/04 (a)	$ 103,507

1,000,000	EUR	9.000% due 4/26/06 (a)	407,313

550,000	EUR	9.000% due 7/6/10 (a)	219,308
33,750		5.590% due 8/3/12 (b)	31,414

950,000	DEM	11.750% due 11/13/26 (a)	189,330

747,599	ARS	Bonds, 2.000% due 1/3/10 (b)	469,381

640,539	ARS	Discount Bonds, 5.830% due 12/31/33 (b)	240,472
		GDP Linked Securities:

10,662,020	ARS	0.000% due 12/15/35 (b)	299,466

600,000	EUR	0.000% due 12/15/35 (b)	71,382
490,000		0.000% due 12/15/35 (b)	47,040
		Medium-Term Notes:

500,000,000	ITL	7.000% due 3/18/04 (a)	104,553

1,000,000	EUR	10.000% due 2/22/07 (a)	416,652
		Total Argentina	2,599,818

Brazil — 16.9%
		Federative Republic of Brazil:
4,563,000		11.000% due 8/17/40 (c)	5,962,700
		Collective Action Securities:
755,000		8.750% due 2/4/25	898,828
3,938,000		Notes, 8.000% due 1/15/15	4,328,846
		Total Brazil	11,190,374

Chile — 1.9%
1,225,000		Republic of Chile, Collective Action Securities, 5.900% due 1/28/08 (b)	1,231,125

Colombia — 3.9%
		Republic of Colombia:
1,685,000		11.750% due 2/25/20	2,367,425
175,000		8.125% due 5/21/24	193,156
		Total Colombia	2,560,581

Ecuador — 1.5%
1,010,000		Republic of Ecuador, 10.000% due 8/15/30 (d)	1,007,475

El Salvador — 1.9%
		Republic of El Salvador:
670,000		7.750% due 1/24/23 (d)	743,700
490,000		8.250% due 4/10/32 (d)	551,250
		Total El Salvador	1,294,950

See Notes to Financial Statements.

6      Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face
Amount†	Security	Value

Indonesia — 0.5%
300,000	Republic of Indonesia, 8.500% due 10/12/35 (d)	$ 346,860

Malaysia — 2.9%
633,000	Federation of Malaysia, 8.750% due 6/1/09	687,774
1,248,000	Penerbangan Malaysia Berhad, 5.625% due 3/15/16 (d)	1,244,747
	Total Malaysia	1,932,521

Mexico — 12.5%
	United Mexican States:
325,000	11.375% due 9/15/16	465,156
	Medium-Term Notes:
5,610,000	5.625% due 1/15/17 (c)	5,549,693
935,000	8.300% due 8/15/31	1,178,100
1,031,000	Series A, 6.625% due 3/3/15	1,095,953
	Total Mexico	8,288,902

Panama — 4.7%
	Republic of Panama:
425,000	9.625% due 2/8/11	484,819
575,000	7.250% due 3/15/15	608,062
770,000	8.875% due 9/30/27	942,287
494,000	9.375% due 4/1/29	629,850
494,000	6.700% due 1/26/36	483,503
	Total Panama	3,148,521

Peru — 3.6%
	Republic of Peru:
574,000	8.750% due 11/21/33	694,540
1,275,550	FLIRB, 5.000% due 3/7/17 (b)	1,253,626
456,620	PDI, 5.000% due 3/7/17 (b)	451,483
	Total Peru	2,399,649

Philippines — 1.5%
750,000	Republic of the Philippines, 10.625% due 3/16/25 (e)	984,825

Russia — 13.7%
	Russian Federation:
750,000	11.000% due 7/24/18 (d)	1,080,000
275,000	12.750% due 6/24/28 (d)	492,250
6,738,000	5.000% due 3/31/30 (d)	7,502,089
	Total Russia	9,074,339

South Africa — 1.7%
1,075,000	Republic of South Africa, 6.500% due 6/2/14	1,124,025

Turkey — 3.9%
	Republic of Turkey:
605,000	11.500% due 1/23/12	734,319

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report      7

Schedule of Investments (August 31, 2006) (continued)

Face
Amount†	Security	Value

Turkey — 3.9% (continued)
126,000	11.000% due 1/14/13	$ 152,460
919,000	11.875% due 1/15/30 (e)	1,373,905
205,000	8.000% due 2/14/34	214,994
80,000	Collective Action Securities, Notes, 9.500% due 1/15/14	91,800
	Total Turkey	2,567,478

Uruguay — 1.1%
	Republic of Uruguay, Benchmark Bonds:
175,000	7.500% due 3/15/15	181,781
559,925	7.875% due 1/15/33 (f)	577,423
	Total Uruguay	759,204

Venezuela — 5.9%
	Bolivarian Republic of Venezuela:
75,000	5.375% due 8/7/10 (d)	73,144
1,053,000	8.500% due 10/8/14	1,180,150
1,150,000	5.750% due 2/26/16	1,075,250
217,000	7.650% due 4/21/25	232,298
1,100,000	Collective Action Securities, Notes, 10.750% due 9/19/13	1,351,625
	Total Venezuela	3,912,467
	TOTAL SOVEREIGN BONDS (Cost — $50,833,700)	54,423,114

CORPORATE BONDS & NOTES — 14.1%
Brazil — 1.2%
	Vale Overseas Ltd.:
471,000	8.250% due 1/17/34	544,711
275,000	Notes, 6.250% due 1/11/16	274,313
	Total Brazil	819,024

Chile — 0.3%
225,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (d)	223,214

Malaysia — 0.2%
146,000	Sarawak International Inc., Senior Bonds, 5.500% due 8/3/15	140,849

Mexico — 4.7%
	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
40,000	10.250% due 6/15/07	41,000
100,000	9.375% due 5/1/12	106,375
20,000	12.500% due 6/15/12	22,300
	Pemex Project Funding Master Trust:
115,000	6.125% due 8/15/08	115,748
800,000	9.125% due 10/13/10	894,000
1,100,000	8.000% due 11/15/11	1,201,750
275,000	Guaranteed Bonds, 9.500% due 9/15/27	358,187

See Notes to Financial Statements.

8      Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face
Amount†		Security	Value

Mexico — 4.7% (continued)

4,000,000	MXN	Telefonos de Mexico SA de CV, 8.799% due 1/31/16	$ 361,031
		Total Mexico	3,100,391

Russia — 7.2%
1,880,000		Gaz Capital SA, Notes, 8.625% due 4/28/34 (d)	2,348,120

17,410,000	RUB	Gazprom OAO, Series A6, 6.950% due 8/6/09	657,053
1,230,000		Russian Agricultural Bank, Notes, 7.175% due 5/16/13 (d)	1,273,050
470,000		TNK-BP Finance SA, 7.500% due 7/18/16 (d)	488,657
		Total Russia	4,766,880

Venezuela — 0.5%
330,000		Petrozuata Finance Inc., 8.220% due 4/1/17 (d)	331,650
		TOTAL CORPORATE BONDS & NOTES (Cost — $9,057,926)	9,382,008

Warrants

WARRANTS — 0.2%
1,500	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20	55,500
16,000	United Mexican States, Series XW05, Expires 11/9/06*	56,000
13,000	United Mexican States, Series XW10, Expires 10/10/06*	48,750
	TOTAL WARRANTS (Cost — $115,000)	160,250

Contracts

PURCHASED OPTION — 0.0%

2,000,000	EUR	Argentina, Call @ 30 Euro, expires 9/27/06 (Cost — $97,220)	2,559
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $60,103,846)	63,967,931

Face
Amount

SHORT-TERM INVESTMENTS(c) — 3.7%
U.S. Government Agencies — 0.2%
$50,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, Series RB, 5.294% due 9/26/06 (g)	49,818
50,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.236% due 9/25/06 (g)	49,828
	Total U.S. Government Agencies (Cost — $99,646)	99,646

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report      9

Schedule of Investments (August 31, 2006) (continued)

Face
Amount	Security	Value

Repurchase Agreement — 3.5%
$2,333,000

Nomura Securities International, Inc. tri-party repurchase agreement dated 8/31/06, 5.240% due 9/1/06; Proceeds at maturity — $2,333,340; (Fully collateralized by various U.S Government and U.S. Government Agency Obligations, 3.750% to 6.750% due 1/31/08 to 8/15/26; Market value — $2,379,937) (c)
(Cost — $2,333,000)

		$ 2,333,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $2,432,646)	2,432,646

	TOTAL INVESTMENTS — 100.0% (Cost — $62,536,492#)	$ 66,400,577

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is currently in default.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2006.
(c)	All or a portion of this security is segregated for open futures contracts and reverse repurchase agreements.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $62,781,189.

Abbreviations used in this schedule:
	ARS	– Argentine Peso
	DEM	– German Mark
	EUR	– Euro
	FLIRB	– Front-Loaded Interest Reduction Bonds
	GDP	– Gross Domestic Product
	ITL	– Italian Lira
	MXN	– Mexican Peso
	PDI	– Past Due Interest
	RUB	– Rouble

See Notes to Financial Statements.

10     Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report

Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investments, at value (Cost — $62,536,492)	$ 66,400,577
Foreign currency, at value (Cost — $23,561)	23,405
Cash	792
Interest receivable	941,904
Receivable for securities sold	661,021
Deposits with brokers for open futures contracts	60,000
Prepaid expenses	10,397
Total Assets	68,098,096
LIABILITIES:
Payable for open reverse repurchase agreements	2,119,840
Investment management fee payable	57,928
Payable to broker — variation margin on open futures contracts	25,478
Interest payable	22,613
Directors’ fees payable	1,392
Accrued expenses	132,221
Total Liabilities	2,359,472
Total Net Assets	$65,738,624

NET ASSETS:
Par value ($0.001 par value; 4,197,797 shares issued and outstanding; 100,000,000 shares authorized)	$ 4,198
Paid-in capital in excess of par value	58,337,579
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	3,621,985
Net unrealized appreciation on investments, futures contracts and foreign currencies	3,774,862
Total Net Assets	$65,738,624

Shares Outstanding	4,197,797
Net Asset Value	$15.66

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report     11

Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Interest	$ 5,195,018
EXPENSES:
Investment management fee (Note 2)	709,702
Interest expense (Notes 3 and 4)	433,088
Directors’ fees	70,003
Audit and tax	51,593
Shareholder reports	48,499
Legal fees	32,356
Stock exchange listing fees	20,937
Custody fees	20,401
Transfer agent fees	17,789
Loan fees	8,631
Insurance	459
Miscellaneous expenses	7,488
Total Expenses	1,420,946
Less: Fee waivers and/or expense reimbursements (Note 2)	(1,444)
Net Expenses	1,419,502
Net Investment Income	3,775,516
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	6,564,160
Futures contracts	566,475
Swap contracts	12,578
Foreign currency transactions	(3,816)
Net Realized Gain	7,139,397
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(4,967,694)
Futures contracts	(140,240)
Swap contracts	(88,246)
Foreign currencies	702
Change in Net Unrealized Appreciation/Depreciation	(5,195,478)
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	1,943,919
Increase in Net Assets From Operations	$ 5,719,435

See Notes to Financial Statements.

12     Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended August 31,)

	2006	2005

OPERATIONS:
Net investment income	$ 3,775,516	$ 5,230,084
Net realized gain	7,139,397	5,688,447
Change in net unrealized appreciation/depreciation	(5,195,478)	1,630,203
Increase in Net Assets From Operations	5,719,435	12,548,734
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(5,797,958)	(7,014,816)
Net realized gains	(7,584,837)	—
Decrease in Net Assets From Distributions to Shareholders	(13,382,795)	(7,014,816)
FUND SHARE TRANSACTIONS:
Reinvestment of distributions (40,375 and 23,494 shares issued, respectively)	628,866	418,015
Increase in Net Assets From Fund Share Transactions	628,866	418,015
Increase (Decrease) in Net Assets	(7,034,494)	5,951,933

NET ASSETS:
Beginning of year	72,773,118	66,821,185
End of year *	$ 65,738,624	$72,773,118

* Includes undistributed net investment income of:	—	$1,756,805

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report     13

Statement Of Cash Flows (For the year ended August 31, 2006)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$ 5,490,159
Operating expenses paid	(1,009,484)
Net purchases of short-term investments	(1,254,534)
Realized loss on foreign currency transactions	(3,816)
Realized loss on options	(64,406)
Realized gain on futures contracts	566,475
Realized gain on swap contracts	12,578
Net change in unrealized depreciation on futures contracts	(140,240)
Net change in unrealized appreciation on foreign currencies	702
Purchases of long-term investments	(65,321,205)
Proceeds from disposition of long-term investments	88,834,825
Change in payable to broker — variation margin	(21,397)
Interest paid	(524,241)
Net Cash Provided By Operating Activities	26,565,416
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(13,382,795)
Deposits with broker for initial margin on futures contracts	15,000
Cash paid on loan	(16,000,000)
Cash paid on reverse repurchase agreements	2,119,840
Proceeds from reinvestment of dividends	628,866
Net Cash Flows Used By Financing Activities	(26,619,089)
Net Decrease in Cash	(53,673)
Cash and foreign currency, Beginning of year	77,870
Cash and foreign currency, End of year	$ 24,197
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$ 5,719,435
Accretion of discount on investments	(341,826)
Amortization of premium on investments	219,148
Decrease in investments, at value	21,351,836
Decrease in payable for securities purchased	(64,009)
Decrease in interest receivable	417,819
Increase in receivable for securities sold	(601,367)
Decrease in payable to broker — variation margin	(21,397)
Increase in prepaid expenses	(1,408)
Decrease in interest payable	(91,153)
Decrease in accrued expenses	(21,662)
Total Adjustments	20,845,981
Net Cash Flows Provided By Operating Activities	$26,565,416

See Notes to Financial Statements.

14     Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended August 31:

	2006		2005	2004 (1)	2003 (1)	2002 (1)
Net Asset Value, Beginning of Year	$17.50		$16.16	$15.56	$11.80	$12.91
Income (Loss) From Operations:
Net investment income	0.98		1.26	1.35	1.54	1.67
Net realized and unrealized gain (loss)	0.39		1.77	0.90	3.87	(1.13)
Total Income From Operations	1.37		3.03	2.25	5.41	0.54
Less Distributions From:
Net investment income	(1.40)		(1.69)	(0.60)	(1.65)	(1.65)
Net realized gains	(1.81)		—	(1.05)	—	—
Total Distributions	(3.21)		(1.69)	(1.65)	(1.65)	(1.65)
Net Asset Value, End of Year	$15.66		$17.50	$16.16	$15.56	$11.80
Market Price, End of Year	$15.29		$17.58	$17.56	$16.80	$12.30
Total Return, Based on NAV	8.74	%(2)	19.94%	15.26%	48.99%	3.94	%(2)
Total Return, Based on Market Price Per Share(3)	5.84%		10.14%	15.33%	53.82%	6.10%
Net Assets, End of Year (000s)	$65,739		$72,773	$66,821	$63,824	$48,049
Ratios to Average Net Assets:
Gross expenses	2.10%		2.46%	2.24%	2.72%	3.26%
Gross expenses, excluding interest expense	1.46		1.44	1.55	1.83	1.81
Net expenses	2.10	(4)	2.46	2.24	2.72	2.96	(4)
Net expenses, excluding interest expense	1.46	(4)	1.44	1.55	1.83	1.51	(4)
Net investment income	5.59		7.59	8.45	11.16	13.24
Portfolio Turnover Rate	90%		88%	110%	179%	168%
Supplemental Data:
Loans Outstanding, End of Year (000s)	—	(5)	$16,000	$20,000	$20,000	$20,000
Weighted Average Loan (000s)	$7,771	(5)	$18,707	$20,000	$20,000	$20,000
Weighted Average Interest Rate on Loans	5.54	%(5)	3.58%	2.27%	2.51%	3.70%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	At August 31, 2006, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report     15

Notes to Financial Statements

1.              Organization and Significant Accounting Policies

Salomon Brothers Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

16     Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Credit Default Swaps. The Fund may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report     17

Notes to Financial Statements (continued)

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

18     Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$265,637	$(265,637)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of credit default swaps.

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report     19

Notes to Financial Statements (continued)

2.              Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser, Salomon Brothers Asset Management Inc. (“SBAM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBAM, which became effective on December 1, 2005.

Prior to December 1, 2005 and continuing with this new investment management agreement the Fund paid SBAM a management fee calculated at an annual rate of 1.05% of the Fund’s average weekly net assets. This fee is calculated daily and paid monthly.

During the year ended August 31, 2006, SBAM waived a portion of its management fee amounting to $1,444.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason and are affiliates of SBAM.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remain unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.              Investments

During the year ended August 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$65,257,196
Sales	89,456,678

20     Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

At August 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,915,079
Gross unrealized depreciation	(295,691)
Net unrealized appreciation	$3,619,388

At August 31, 2006, the Fund had the following open futures contracts:

Contracts to Sell	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
U.S. Treasury 10 Year Notes	28	9/06	$2,953,516	$3,007,813	$(54,297)
U.S. Treasury 10 Year Notes	72	12/06	7,696,257	7,731,000	(34,743)
Net Unrealized Loss on Open Futures Contracts					$(89,040)

Transactions in reverse repurchase agreements for the Fund during the year ended August 31, 2006 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$1,467,420	2.26%	$2,124,000

Interest rates on reverse repurchase agreements ranged from 0.20% to 4.50% during the year ended August 31, 2006. Interest expense incurred on reverse repurchase agreements totaled $9,864.

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report     21

Notes to Financial Statements (continued)

At August 31, 2006, the Fund had the following open reverse repurchase agreements:

Face Amount	Security	Value
$881,250

Reverse Repurchase Agreement with Credit Suisse First Boston, dated 7/21/06 bearing 4.500% to be repurchased at $887,419 on 9/15/06, collateralized by: $750,000 Republic of the Philippines, 10.625% due 3/16/25; Market value (including accrued interest) — $1,021,421

		$ 881,250

423,050	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 8/9/06 bearing 0.350% to be repurchased at $423,169 on 9/7/06, collateralized by: $314,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) — $474,294	423,050

815,540	Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 8/23/06 bearing 1.500% to be repurchased at $816,661 on 9/25/06, collateralized by: $605,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) — $913,946	815,540
	Total Reverse Repurchase Agreements (Proceeds — $2,119,840)	$2,119,840

At August 31, 2006, the Fund did not hold any credit default swap contracts.

4.              Loan

At August 31, 2006, the Fund had a $8,000,000 loan available pursuant to a revolving credit and security agreement with Panterra Funding, LLC (as successor by assignment to CHARTA, LLC) (the “Lender”), a commercial paper conduit issuer for which Citicorp North America, Inc., acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended August 31, 2006, the Fund incurred interest expense on this loan in the amount of $423,224.

At August 31, 2006, the Fund did not have an outstanding loan.

5.              Distributions Subsequent to August 31, 2006

On July 25, 2006, the Board of Directors (“Board”) of the Fund declared a dividend distribution in the amount of $0.3150 per share payable on September 29, 2006 to shareholders of record on September 22, 2006.

22     Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

6.              Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$ 8,239,233	$ 7,014,816
Net Long-term Capital Gains	5,143,562	—
Total Distributions Paid	$ 13,382,795	$ 7,014,816

As of August 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$320,217
Undistributed long-term capital gains — net	3,457,425

Total undistributed earnings	$3,777,642

Other book/tax temporary differences(a)	89,040
Unrealized appreciation/(depreciation)(b)	3,530,165

Total accumulated earnings/(losses) — net	$7,396,847

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts.
(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7.              Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards,

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report     23

Notes to Financial Statements (continued)

including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.              Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the

24     Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund.

9.              Subsequent Event

The Fund’s name will change to Western Asset Emerging Markets Income Fund Inc. on October 9, 2006.

10.       Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report     25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Salomon Brothers Emerging Markets Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers Emerging Markets Income Fund Inc., as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period then ended August 31, 2004 were audited by other independent registered public accountants whose report thereon, dated October 22, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers Emerging Markets Income Fund Inc., as of August 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 26, 2006

26     Salomon Brothers Emerging Markets Income Fund Inc. 2006 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006 the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Salomon Brothers Asset Management Inc. and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included

Salomon Brothers Emerging Markets Income Fund Inc.     27

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro-forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially

28     Salomon Brothers Emerging Markets Income Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Salomon Brothers Emerging Markets Income Fund Inc.     29

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers Emerging Markets Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Directorships Held by Director
Non-Interested Directors:

Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, Colman Consulting Co.	37	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class III	Since 1994	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisers, L.L.C. (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of Nominating and Audit Committees, Class I	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Director, Associated Banc-Corp.

Riordan Roett The Johns Hopkins University 1740 Massachusetts Avenue NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1995	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1994	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone Advisors

30     Salomon Brothers Emerging Markets Income Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Directorships Held by Director
Interested Directors:

R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class III	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	167	Trustee, Consulting Group Capital Markets Fund

Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason.	N/A	N/A

	Controller	2002-2004	Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of Compliance at Legg Mason, (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005). Prior to 2002, Managing Director- Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

Salomon Brothers Emerging Markets Income Fund Inc.     31

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Directorships Held by Director
Wendy S. Setnicka Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004

Vice President of Legg Mason (since 2003); Controller of certain mutual funds associated with Legg Mason; Formerly, Assistant Controller of Legg Mason (from 2002 to 2004); Accounting Manager of Legg Mason (from 1998 to 2002)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

(1)             The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2006, year 2007 and year 2008, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year to hold office until their successors are duly elected and qualified.

(2)             Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, as amended, because Mr. Gerken is an employee of Legg Mason.

32     Salomon Brothers Emerging Markets Income Fund Inc.

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s N-CSR filed with the SEC, for the period of this report.

Salomon Brothers Emerging Markets Income Fund Inc.     33

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Salomon Brothers Emerging Markets Income Fund Inc. (“Fund”), will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the

34     Salomon Brothers Emerging Markets Income Fund Inc.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to

Salomon Brothers Emerging Markets Income Fund Inc.     35

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the

36     Salomon Brothers Emerging Markets Income Fund Inc.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

proceeds to the Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Salomon Brothers Emerging Markets Income Fund Inc.     37

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2006

Record Date:	12/27/2005
Payable Date:	12/30/2005
Long-Term Capital Gain Dividend	$1.237200

Please retain this information for your records.

38     Salomon Brothers Emerging Markets Income Fund Inc.

Salomon Brothers Emerging Markets Income Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA
President and
Chief Executive Officer

Frances M. Guggino
Chief Financial Officer
and Treasurer

Ted P. Becker
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

125 Broad Street
10th Floor, MF-2
New York, New York 10004

INVESTMENT MANAGER

Legg Mason Partners Fund Adviser, LLC

SUBADVISER

Western Asset Management Company

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane
New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL

EMD

This report is transmitted to the shareholders of Salomon Brothers Emerging Markets Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer &
Trust Company
59 Maiden Lane
New York, New York 10038

Salomon Brothers Emerging Markets Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

SAM0913 8/06	SR06-169

ITEM 2.                                                     CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                     AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                     Principal Accountant Fees and Services

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended August 31, 2006. The aggregate fees billed in the last two fiscal years ending August 31, 2005 and August 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,000 performed by PwC in 2005 and $51,000 performed by KPMG in 2006.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $9,412 in 2006. The services consisted of procedures performed in connection with the terms of the Revolving Credit Facility on behalf of the Salomon Brothers Emerging Markets Income Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Emerging Markets Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $525 in 2005 and $6,535 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of August 31, 2006, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Emerging Markets Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Emerging Markets Income Fund Inc. , the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Emerging Markets Income Fund Inc. , requiring pre-approval by the Audit Committee for the year ended August 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee. Non-audit fees billed by PwC for services rendered to Salomon Brothers Emerging Markets Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Emerging Markets Income Fund Inc. during the reporting period was $2.7 million for the year ended August 31, 2005.

Non-audit fees billed by KPMG for services rendered to Salomon Brothers Emerging Markets Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Emerging Markets Income Fund Inc. during the reporting period was $75,000 and $0 for the years ended August 31, 2005 and August 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes.  The Salomon Brothers Emerging Markets Income Fund Inc. ‘s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Salomon Brothers Emerging Markets Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                     AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                     SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1)(CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies.  In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients.  CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.  CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position.  In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors.  In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above.  Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues.  The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted.  Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally.  As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.  A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures.  In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients.  To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel.  CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies.  CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer.  Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer.  Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.  With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material.  A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies.  If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted.  Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms.  On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”).  As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason.  Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason.  Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”.  All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.  Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and portfolio manager and research analyst at Western Asset since 1994.

Matthew C.Duda Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; employee of SBAM since 2006 and Research Analyst at Western Asset Management since 2001; Vice President and Investment Strategist from 1997-2001 at Credit Suisse First Boston Corporation.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of August 31 , 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts
S. Kenneth Leech‡	122 registered investment companies with $88.1 billion in total assets under management	22 Other pooled investment vehicles with $24.7billion in assets under management	1,022 Other accounts with $345.4 billion in total assets under management*

Stephen A. Walsh‡	122 registered investment companies with $88.1 billion in total assets under management	22 Other pooled investment vehicles with $24.7 billion in assets under management	1,022 Other accounts with $345.4 billion in total assets under management*

Keith J. Gardner‡	5 registered investment companies with $665 million in total assets under management	4 Other pooled investment vehicles with $1.4 billion in assets under management	5 Other accounts with $8.5 Million in total assets under management**

Mathew C. Duda‡	5 registered investment Companies with $665 million in total assets Under management	4 Other pooled investment vehicles with $1.4 billion in assets under management	5 Other accounts with $8.5 mbillion in total assets under management**

*                    Includes 97 accounts managed, totaling $30.7 billion, for which advisory fee is performance based.

**             Includes 1 account managed, totaling $13.1 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of August 31, 2006.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Matthew C. Duda	A
Keith J. Gardner	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                               CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                               EXHIBITS.

(a)                                  Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)                                 Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Emerging Markets Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Emerging Markets Income Fund Inc.

Date: November 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Emerging Markets Income Fund Inc.

Date: November 7, 2006

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers Emerging Markets Income Fund Inc.

Date: November 7, 2006